Exhibit 10.10

FIRST AMENDMENT

This FIRST AMENDMENT (“First Amendment”) is dated as of November 9, 2022 (the “First Amendment Effective Date”) by and between, on one side, AccuStem Sciences Inc. (“AccuStem”) having a place of business at 5 Penn Plaza, Floor 19, New York, NY 10001 and, on the other side, Istituto Europeo di Oncologia Srl (“IEO”) having its registered office at Via Filodrammatici 10, 20121 Milan, Italy, IFOM, the AIRC Institute for Molecular Oncology ETS (“IFOM”) having its registered office at Via Adamello, 16-20139 Milano (IT), TTFactor Societa Benefit a r.l. (“TTFactor” or “TTF”) having its registered office at Via Adamello, 16-20139 Milan (Italy), and Università degli Studi di Milano having its registered office at via Festa del Perdono 7,20122 Milan (Italy) (“Università”) (collectively, “Licensors”). AccuStem and Licensors are referred to individually as a “Party” and together as the “Parties”.

BACKGROUND

WHEREAS, Tiziana Life Sciences PLC on one side and, on the other side, TTFactor Srl, on behalf of IFOM and IEO, and separately Università, entered into a license agreement dated June 24, 2014 (such agreement, as amended on 12th July 2017, the “License Agreement”);

WHEREAS, AccuStem is a Delaware company having a place of business at 5 Penn Plaza, Floor 19, New York, NY 10001;

WHEREAS, effective on June 23, 2022 AccuStem succeeded in Tiziana Life Sciences PLC’s contractual position with respect to the License Agreement and has assumed and been assigned all rights and obligations of Tiziana Life Science PLC;

WHEREAS, TTF is no longer operating on behalf of IEO. For the avoidance of doubt any reference to Licensor in the License Agreement and in this First Amendment shall be intended as referred to IEO, IFOM, TTF and Università.

WHEREAS, AccuStem has required an extension of the terms set forth in Exhibit 1 and Licensor is willing to grant such extension under the terms and conditions of this First Amendment, which furthermore includes certain clarifications with respect to the License Agreement;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants set forth in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	All terms and conditions of the Agreement not modified by this First Amendment shall continue in full force and effect in accordance with their terms. All capitalized terms not otherwise defined herein shall have the same definition as in the Agreement.

2.	Amendment to Section 1 - Definitions.

2.1 Annex 1 to this First Amendment includes the list of the Licensed Patents (including the patented Improvement generated prior to the First Amendment, as agreed upon by the Parties). No non-patented Improvements have been generated prior to the First Amendment.

2.2 The definition of “Improvements” under Section 1.6 shall be replaced by the following:

“Improvement means any improvement, enhancement or modification of or to any technology claimed in the Licensed Patents, and or discovery concerning any development, manufacture, use or testing of any technology claimed or described in the Licensed Patents made by Licensor in the performance of the research until the First Amendment Effective Date”.

Any reference to the Licensed Patents within the Agreement shall include the patent rights covering the Improvements.

3.	Amendment to Section 2.4 - Sharing of Information. Section 2.4 shall be replaced by the following: “Licensor will exercise reasonable efforts to share information, technology, know how directly related to the Licensed Product and Licensed Patents which is necessary or useful in enabling Licensee to practice and exploit the Licensed Patents in the Field, or which relates to the development, manufacture, use or sale of a Licensed Product in accordance with the terms of this Agreement. The information, technology or know-how that is shared pursuant to this section shall comply with all obligations and requirements of the European General Data Protection Regulation (EU 2016/679)”.

4.	Amendment to Section 3.2 - Diligence. Section 3.2 shall be replaced by the following:

“Licensee will, itself or through its Affiliates or Sublicensees, at all times exercise commercially reasonable efforts to develop and commercialize one or more Licensed Products at a level of effort and resources that is consistent with the effort which a reputable company of the size and resources of Licensee would apply to a product of comparable potential at a comparable stage of development. Licensee shall use commercially reasonable efforts to achieve the milestone events set forth in Exhibit 1 within the terms identified therein for each applicable milestone event”.

5.	Amendment to Section 5 – Sponsored Research. The following shall be added at the end of section 5: “ The Parties acknowledge and agree that the Sponsored Research (i.e. the research activities as described in the Research Plan) was completed prior to the First Amendment Effective Date and that no further obligations shall be fulfilled by the Licensors and/nor by the Licensors’ scientists under the Research Plan.

6.	Section 11.4 – Voluntary Termination. The following sentence shall be added to Section 11.4: “Licensor shall be entitled to terminate the Agreement forthwith upon written notice to Licensee in the event that Licensee fails to meet a milestone event identified in Exhibit 1 within the applicable term set forth in such Exhibit 1. Notwithstanding the foregoing, IEO agrees to reasonably extend any such milestone of 6 months (or further extension as the Parties will agree upon) provided AccuStem has been diligent in accordance with Section 3.2”.

7.	Section 12.1 – Notices. The addresses and other contact information for the Parties in Section 12.1 shall be replaced by the following:

If to Licensor:

Istituto Europeo di Oncologia Srl
Att. Amministratore Delegato
Via G. Ripamonti 435, 20141 Milan (Italy)
Certified Email: direzione.amministrativaieo@legalmail.it, cc: renato.galasso@ieo.it, saverio.minucci@ieo.it, marzia.fumagalli@ieo.it, tto@ieo.it.

IFOM, the AIRC Institute for Molecular Oncology ETS
Att. Direttore Generale
Via Adamello, 16-20139 Milan (Italy)
Certified Email: ifomfondazione@pec.it, cc: luciano.baielli@ifom.eu, tto-team@ifom.eu

TTFactor Societa Benefit a r.l.
Att. Presidente
Via Adamello, 16-20139
Certified email: ttfactor@legalmail.it, cc: tto-team@ifom.eu

Universita degli Studi di Milano
Att. Dr. Roberto Tiezzi
Direzione Innovazione e Valorizzazione delle Conoscenze
Via Fesda del Perdono 7 – 20122 Milan (Italy)
Certified Email: unimi@postecert.it, cc: tto@unimi.it

If to Accustem:
Att. Wendy Blosser
5 Penn Plaza, Floor 19, New York, NY 10001
Email: wendy@accustem.com, cc: ielrifi@cooley.com, jfessler@sheppardmullin.com

8.	Exhibit 1. Exhibit 1 shall be replaced in its entirety by the following :

“1. Submission of an application for approval or clearance of the Licensed Product to a regulatory body in the US or another country within 36 months from the First Amendment Effective Date.

2. Approval for commercial distribution of the Licensed Product by a regulatory body in the US or equivalent approval in another country within 60 months from the First Amendment Effective Date.

3. First Commercial Sale of the Licensed Product within 60 months from the First Amendment Effective Date.

For the avoidance of doubt, Licensed Product referenced in sentence 1 and 2 may be a Laboratory Developed Test rather than an FDA-approved IVD test”.

9.	Additional Payment. In consideration for the extension of the terms granted under Section 9 above, the Parties further agree that (i) AccuStem shall make a $175,000 payment (“Additional Payment”) to Licensor as set forth in (ii) below within 30 days of AccuStem having executed a financing of more than $1,000,000 in total equity or convertible security financing(s), irrespectively of such financing being disbursed to Licensee in one or several instalments; provided that AccuStem shall provide immediate written notice to Licensor upon the achievement of such condition; and (ii) a portion of the Additional Payment equal to $125,000 shall be paid to IEO as reimbursement of the costs borne by IEO in relation to the support and activities performed at data transfer to AccuStem prior to the First Amendment Effective Date, and the remaining $50,000 shall be paid in shares proportional to the share of ownership on the Licensed Patents to each of IEO, IFOM and Università.

10.	Miscellaneous. This First Amendment may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one instrument. No modification or amendment to this First Amendment shall be effective unless in writing signed by the duly authorized representative of both parties.

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed by their duly authorized representatives, as set forth below.

AccuStem Sciences Inc.		Istituto Europeo di Oncologia

By:	/s/ Wendy Blosser	By:	/s/ Mauro Melis
Name:	Wendy Blosser	Name:	Mauro Melis
Title:	CEO	Title:	Chief Executive Officer

IFOM, the AIRC Institute		Università degli Studi di Milano
Of Molecular Oncology ETS

By:	/s/ Luciano Baielli	By:	/s/ Elio Franzini
Name:	Luciano Baielli	Name:	Elio Franzini
Title:		Title:	University Rector

TTFactor Societa Benefit a r.l.

By:	/s/ Luciano Baielli
Name:	Luciano Baielli
Title:	Consigliere Delegato

Annex 1 – Licensed Patents

Cooley Docket No.	Title/Mark	Application No.	Application Date	Registration No.	Registration Date	Case Status	Country	Category Description
ACSC-001/001WO	METHODS AND KITS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	PCT/EP2017/064937	6/19/2017			Expired	Patent Cooperation Treaty	National
ACSC-001/C01US	METHODS AND KITS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17/816,210	7/29/2022			Pending	United States of America	Continuation
ACSC-001/D01EP	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS		6/19/2017			Closed	European Patent Office	Divisional
ACSC-001/F01EP	METHODS AND KITS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	16175354.6	6/20/2016			Abandoned	European Patent Office	National
ACSC-001/F02EP	METHODS AND KITS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	16188855.7	9/14/2016			Abandoned	European Patent Office	National

Cooley Docket No.	Title/Mark	Application No.	Application Date	Registration No.	Registration Date	Case Status	Country	Category Description
ACSC-001/N01AT	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17732078.5	6/19/2017	3472345	8/11/2021	Registered	Austria	EP National Stage
ACSC-001/N01BE	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17732078.5	6/19/2017	3472345	8/11/2021	Registered	Belgium	EP National Stage
ACSC-001/N01CA	METHODS AND KITS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	3025860	6/19/2017			Pending	Canada	PCT National Phase
ACSC-001/N01CH	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17732078.5	6/19/2017	3472345	8/11/2021	Registered	Switzerland	EP National Stage
ACSC-001/N01DE	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17732078.5	6/19/2017	3472345	8/11/2021	Registered	Germany	EP National Stage
ACSC-001/N01EP	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17732078.5	6/19/2017	3472345	8/11/2021	EP Granted	European Patent Office	PCT National Phase

Cooley Docket No.	Title/Mark	Application No.	Application Date	Registration No.	Registration Date	Case Status	Country	Category Description
ACSC-001/N01ES	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17732078.5	6/19/2017	3472345	8/11/2021	Registered	Spain	EP National Stage
ACSC-001/N01FI	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17732078.5	6/19/2017	3472345	8/11/2021	Registered	Finland	EP National Stage
ACSC-001/N01FR	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17732078.5	6/19/2017	3472345	8/11/2021	Registered	France	EP National Stage
ACSC-001/N01GB	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17732078.5	6/19/2017	3472345	8/11/2021	Registered	United Kingdom	EP National Stage
ACSC-001/N01IT	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17732078.5	6/19/2017	3472345	8/11/2021	Registered	Italy	EP National Stage
ACSC-001/N01LU	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17732078.5	6/19/2017	3472345	8/11/2021	Registered	Luxembourg	EP National Stage

Cooley Docket No.	Title/Mark	Application No.	Application Date	Registration No.	Registration Date	Case Status	Country	Category Description
ACSC-001/N01NL	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17732078.5	6/19/2017	3472345	8/11/2021	Registered	Netherlands	EP National Stage
ACSC-001/N01NO	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17732078.5	6/19/2017	3472345	8/11/2021	Registered	Norway	EP National Stage
ACSC-001/N01SE	METHODS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	17732078.5	6/19/2017	3472345	8/11/2021	Registered	Sweden	EP National Stage
ACSC-001/N01US	METHODS AND KITS COMPRISING GENE SIGNATURES FOR STRATIFYING BREAST CANCER PATIENTS	16/308,564	6/19/2017	11,441,191	9/13/2022	Registered	United States of America	PCT National Phase
ACSC-002/001WO	METHODS AND KITS FOR DETERMINING THE RISK OF BREAST CANCER RECURRENCE	PCT/EP2021/062176	5/7/2021			Published	Patent Cooperation Treaty	National
ACSC-002/F01EP	METHODS AND KITS FOR DETERMINING THE RISK OF BREAST CANCER RECURRENCE	20173612.1	5/8/2020			Abandoned	European Patent Office	National

Cooley Docket No.	Title/Mark	Application No.	Application Date	Registration No.	Registration Date	Case Status	Country	Category Description
ACSC-002/N01CA	METHODS AND KITS FOR DETERMINING THE RISK OF BREAST CANCER RECURRENCE	3173152	5/7/2021			Pending	Canada	PCT National Phase
ACSC-002/N01EP	METHODS AND KITS FOR DETERMINING THE RISK OF BREAST CANCER RECURRENCE	21724660.2	5/7/2021			Not yet filed	European Patent Office	PCT National Phase
ACSC-002/N01US	METHODS AND KITS FOR DETERMINING THE RISK OF BREAST CANCER RECURRENCE	17/907,601	5/7/2021			Pending	United States of America	PCT National Phase
ACSC-002/P01US	METHODS AND KITS FOR DETERMINING THE RISK OF BREAST CANCER RECURRENCE					Closed	United States of America	Provisional
ACSC-003/P01US	METHODS FOR PREDICTING CANCER RISK					Not yet filed	United States of America	Provisional

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